UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2021

First Horizon Corporation

(Exact name of registrant as specified in its charter)

TN (State or other Jurisdiction of Incorporation)	001-15185 (Commission File Number)	62-0803242 (IRS Employer Identification Number)
165 Madison Avenue Memphis, TN 38103 (Address of Principal Executive Offices) (Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The ability of First Horizon Corporation (the “Company”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock is subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on its Non-Cumulative Perpetual Preferred Stock, Series F, liquidation preference $100,000 per share (the “Series F Preferred Stock”). The terms of the Series F Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2021, the Company filed the Articles of Amendment (the “Articles of Amendment”) to its Restated Charter, as amended, with the Secretary of State of the State of Tennessee, establishing the preferences, limitations and relative rights of the Series F Preferred Stock. The Articles of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On May 3, 2021, the Company completed the sale of 6,000,000 depositary shares (the “Depositary Shares”), each representing a 1/4,000th interest in a share of Series F Preferred Stock, pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated April 28, 2021, between the Company, on the one hand, and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the underwriters, on the other hand. The offering and sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-229338) filed with the Securities and Exchange Commission.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 and is incorporated by reference herein.

The Deposit Agreement, dated as of May 3, 2021, by and among the Company, Equiniti Trust Company, as depositary, and the holders from time to time of the depositary receipts described therein, is filed as Exhibit 4.1 and is incorporated by reference herein. The form of certificate representing the Series F Preferred Stock is filed as Exhibit 4.2 and is incorporated by reference herein. The form of depositary receipt representing the Depositary Shares is filed as Exhibit 4.3 and is incorporated by reference herein.

A copy of the opinion and consent of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of the Company, as to the validity of the Series F Preferred Stock is filed as Exhibits 5.1, and a copy of the opinion and consent of Sullivan & Cromwell LLP as to the validity of the depositary receipts representing the Depositary Shares is filed as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Exhibit #	Description

1.1	Underwriting Agreement, dated April 28, 2021, between the Company, on the one hand, and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the underwriters, on the other hand, relating to the purchase of the Depositary Shares.
3.1	Articles of Amendment of the Restated Charter, as amended, of the Company, related to the Series F Preferred Stock.
4.1	Deposit Agreement, dated as of May 3, 2021, by and among the Company, Equiniti Trust Company, as depositary, and the holders from time to time of depositary receipts described therein.
4.2	Form of certificate representing the Series F Preferred Stock.
4.3	Form of depositary receipt representing the Depositary Shares (included in Exhibit 4.1).
5.1	Opinion of Charles T. Tuggle, Jr.
5.2	Opinion of Sullivan & Cromwell LLP.
23.1	Consent of Charles T. Tuggle, Jr. (included in Exhibit 5.1).
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).
23.3	Consent of Independent Registered Public Accounting Firm
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation
(Registrant)
By:	/s/ William C. Losch III
Name:	William C. Losch III
Title:	Senior Executive Vice President and Chief Financial Officer

Date: May 3, 2021